UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2021

Jones Soda Co.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction of Incorporation)

0-28820	52-2336602
(Commission File Number)	(IRS Employer Identification No.)

66 South Hanford Street, Suite 150, Seattle, Washington	98134
(Address of Principal Executive Offices)	(Zip Code)

(206) 624-3357
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

None

Securities registered pursuant to Section 12(g) of the Act:
Common Stock, no par value

Item 4.01 Changes in Registrant’s Certifying Accountant.

(b) Engagement of Independent Registered Public Accounting Firm

As previously disclosed in a Current Report on Form 8-K filed September 15, 2021, BDO USA, LLP (“BDO”), the former independent registered public accounting firm of Jones Soda Co. (the “Company”), resigned as the Company’s independent registered public accounting firm effective as of September 9, 2021. On September 30, 2021, through and with the approval of its Audit Committee, the Company appointed Armanino LLP (“Armanino”) as its independent registered public accounting firm.  During the Company’s two most recently completed fiscal years and through the date of engagement of Armanino, neither the Company nor anyone on behalf of the Company consulted with Armanino regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2021, the Company’s Board of Directors (the “Board”), upon the recommendation of the Compensation Committee, approved an amendment to the Company’s 2011 Equity Incentive Plan (the “2011 Plan”) to decrease the number of shares of common stock available for issuance pursuant to future awards under the 2011 Plan from 4,785,597 shares of common stock to 2,500,000 shares of common stock. As of such date, there were outstanding awards exercisable into an aggregate of 3,194,573 shares of common stock previous granted under the 2011 Plan; after such amendment, there is an aggregate of 5,694,573 shares of common stock reserved for issuance under the 2011 Plan. In addition, the Board approved an amendment to the outstanding awards previously granted under the 2011 Plan to provide that upon the closing of the proposed statutory plan of arrangement (the “Plan of Arrangement”) outlined in that certain non-binding term sheet entered into by the Company with Pinestar Gold Inc.  and SOL Global Investments Corp. dated as of July 14, 2021 (as further disclosed in that certain Current Report on Form 8-K filed July 20, 2021), the vesting of such awards shall be accelerated, and such awards shall thereafter become immediately vested in full and the restrictions thereon shall lapse. If the Plan of Arrangement is not consummated, there shall be no accelerated vesting and the awards shall continue to vest in accordance with their original terms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES SODA CO. (Registrant)

October 6, 2021	By:	/s/ Mark Murray
Mark Murray President and Chief Executive Officer